SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                24/7 Media, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

(SC14A-07/98)

                               24/7 Media, Inc.
                                 1250 Broadway
                           New York, New York 10001

                                  ----------


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  ----------

     The annual meeting of stockholders of 24/7 Media, Inc. will be held at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036 on Tuesday, June 8, 1999, at 10:00 a.m., local time, for the following purposes:

     o to elect three nominees as our Class I directors to serve until the 2002 annual meeting of stockholders or until their respective successors shall have been duly elected and qualified;

     o to approve the proposal to amend and restate our 1998 Stock Incentive Plan to increase the number of shares available for grant pursuant to options under the plan from 3,000,000 to 5,750,000 and to make certain other technical amendments;

     o to ratify the appointment of KPMG LLP as our independent certified public accountants for the fiscal year ending December 31, 1999; and

     o to transact any such other business as may properly come before the meeting and at any adjournment thereof.

     Our Board of Directors has fixed the close of business on May 4, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on May 4, 1999 will be entitled to notice of, and to vote at, the annual meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at the address above.

     All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the annual meeting, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the annual meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.


                            YOUR VOTE IS IMPORTANT
     IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                     By order of the Board of Directors,

                                     /s/DAVID J. MOORE

                                     DAVID J. MOORE
                                     President and Chief Executive Officer

May 10, 1999

                               24/7 Media, Inc.
                                 1250 Broadway
                           New York, New York 10001

                                  ----------


                                PROXY STATEMENT

                                  ----------


General
     This Proxy Statement is furnished to the stockholders of 24/7 Media, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held at 10:00 a.m. (New York time) on June 8, 1999, and at any adjournment thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 11, 1999.

     Only stockholders of record at the close of business on May 4, 1999, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, we had outstanding 20,169,776 shares of common stock, par value $.01 per share, which are our securities entitled to vote at the stockholders meeting, each share being entitled to one vote.


Proposals for Consideration
     Our Board of Directors does not know of any matter that is expected to be presented for consideration at the meeting, other than:

     o the election of three Class I directors to serve until the 2002 annual meeting of stockholders or until their respective successors shall have been duly elected and qualified;

     o the approval of the amendments to our 1998 Stock Incentive Plan to increase the number of shares available for grant pursuant to options under the plan from 3,000,000 to 5,750,000 and to make certain other technical amendments; and

     o the ratification of the appointment of our independent certified public accountants for the fiscal year ending December 31, 1999.

     However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.


Costs of Proxies
     We will incur the cost of the annual meeting and the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers, and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and we will reimburse them for their expenses.


Voting Rights and Proxies
     Stockholders who execute proxies may revoke them by giving written notice to our Chief Executive Officer at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy at the annual meeting.

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by our Board of Directors intend to vote:

     o FOR the nominees for election as Class I directors listed herein,

     o FOR the approval of the amendments to our 1998 Stock Incentive Plan, and

     o FOR the ratification of the appointment of KPMG LLP as our independent certified public accountants for the fiscal year ending December 31, 1999.

     With regard to the election of directors, votes cast may be withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors, and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted.

     Pursuant to the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee, or in similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member. Under applicable Delaware law, a broker abstention or non-vote will have no effect on the outcome of the election of directors or ratification of auditors but will be considered present for purposes of determining a quorum, and will be the equivalent of a vote against the amendment of the 1998 Stock Incentive Plan.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

     In accordance with the terms of our Certificate of Incorporation, our Board of Directors has been divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms. At each annual meeting of our stockholders, the successors to the Directors whose terms expire are elected to serve from the time of their election and qualification until the third annual meeting of stockholders following their election or until a successor has been duly elected and qualified. The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors at our annual meeting is required to elect the Class I Directors named herein.

     The Board of Directors currently has seven members. R. Theodore Ammon, Jacob I. Friesel, and David J. Moore are Class I Directors whose terms expire at the annual meeting and each of whom is a nominee for election. John F. Barry, and Jack L. Rivkin are Class II Directors whose terms expire at the 2000 annual meeting. Arnie Semsky and Charles W. Stryker are Class III Directors whose terms expire at the 2001 annual meeting (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).

     If any nominee is unable or unwilling to serve, the shares to be voted for such nominee that are represented by proxies will be voted for any substitute nominee designated by our Board of Directors; if none, the size of the Board of Directors will be reduced. We have no reason to believe that the nominees will be unable or unwilling to serve if elected. There are no family relationships between any of the directors and executive officers of 24/7 Media.

     OUR BOARD RECOMMENDS THAT YOU, AS STOCKHOLDERS, VOTE "FOR" THE ELECTION OF MESSRS. AMMON, FRIESEL AND MOORE AS DIRECTORS UNTIL THE 2002 ANNUAL MEETING.


Director Information
     The following provides information about each nominee and continuing director, including data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors. The persons named below have served as directors during the fiscal year ended December 31, 1998. The information concerning the directors and their security holdings has been furnished to us by each director.


  Class I Directors--To Be Elected for a Term of Three Years Expiring in 2002
     David J. Moore has been our President and Chief Executive Officer and a Director since February 1998. Mr. Moore was Chief Executive Officer of Petry Interactive, Inc. from December 1995 to February 1998. From 1993 to 1994, Mr. Moore was President of Geomedica, an online service for physicians, which he sold to Reuters. From 1982 to 1992, Mr. Moore was a Group Vice President at Hearst/ABC-Viacom Entertainment Services, where he participated in the launch of Cable Health Network, Lifetime Television, Lifetime Medical Television, a service targeted to physicians, and HealthLink Television, a physician waiting room television service. From 1979 to 1982, Mr. Moore had a television advertising sales position with Turner Broadcasting. Mr. Moore received a B.A. degree in Communications from Northern Illinois University.

     R. Theodore Ammon, our Chairman of the Board, has been Chairman of the Board of Big Flower Holdings, Inc. and its predecessor company, Big Flower Press Holdings, Inc. since 1993. From 1990 to 1992, Mr. Ammon was a General Partner of Kohlberg Kravis Roberts & Co., a New York and San Francisco-based investment firm, and he was an executive of such firm prior to 1990. Mr. Ammon also serves on the board of directors of each of Host Marriott Corporation, Culligan Water Technologies, Inc. and Samsonite Corporation. Mr. Ammon received a B.A. degree in Economics from Bucknell University.

     Jacob I. Friesel has been our Executive Vice President--Sales and Marketing and a Director since February 1998. From 1997 to 1998, Mr. Friesel was President of Katz Millennium Marketing, the Internet media sales division of Katz Media Group, Inc. He was Vice President, Strategic Planning for the Katz Television Group from 1994 to 1997. From 1993 to 1994, he was a Vice President and General Sales Manager of Katz American Television, a leading advertising representative of major market television stations. He was Vice President, General Sales Manager of Katz Continental Television from 1991 through 1993, and was employed in various media advertising sales and management positions with the Katz Agency from 1976 to 1991. Mr. Friesel received a B.A. degree in Mass Communications from the City University of New York.


             Class II Directors--To Continue in Office Until 2000
     John F. Barry III, a Director, is presently the Managing General Partner of Prospect Street Ventures, a private equity and venture capital firm, which he joined in 1990. From 1988 to 1989, he was the head of investment banking at L.F. Rothschild & Co. From 1983 to 1988, he was a corporate finance specialist at Merrill Lynch and from 1979 to 1983, he was a securities attorney with Davis Polk & Wardwell. Mr. Barry serves on the boards of directors of nine information technology companies, including Skyline Multimedia, Inc. Mr. Barry is also the chairman of Bondnet Trading Systems, Inc. Mr. Barry received a J.D. degree from Harvard Law School and a B.A. degree in History from Princeton University.

     Jack L. Rivkin, a Director, has been a Senior Vice President of Travelers Investment Group Inc. since January 1997, where he is responsible for the management of venture capital and private equity partnerships for various Travelers insurance companies. He is also a director and member of the investment committee of Greenwich Street Capital Partners, L.P., a $460 million merchant banking fund affiliated with Travelers, and an adjunct professor at Columbia University Business School. From October 1995 to December 1996, he was a Senior Vice President of the Investment Group of Travelers Group Inc. From March 1993 to October 1995, Mr. Rivkin was vice chairman and director of Global Research at Smith Barney. From 1987 to 1992, Mr. Rivkin was director of the Equities Division and Director of Research of Lehman Brothers. From 1984 to 1987, Mr. Rivkin was President of PaineWebber Capital, Inc., the merchant banking arm of PaineWebber Group, and Chairman of Mitchell Hutchins Asset Management. Mr. Rivkin is also a director of HumaScan Inc., a medical device company, and PRT Group, Inc., an information technology company. Mr. Rivkin received a M.B.A. degree from Harvard Business School and a B.A. degree in Metallurgical Engineering from the Colorado School of Mines.


             Class III Directors--To Continue in Office Until 2001
     Arnie Semsky, a Director, has been self-employed as a media advisor since January 1999. He previously served as the Executive Vice President, Worldwide Media Director of the BBDO Worldwide unit of Omnicom Group from 1982 until December 1998. Mr. Semsky joined BBDO Worldwide in 1979 as Vice President and Associate Director of Network Programming and he has served as a member of the board of directors of BBDO Worldwide since 1991. Mr. Semsky received a B.A. degree in English from Pace University.

     Charles W. Stryker, Ph.D., a Director, has been President of IntelliQuest Marketing Information Solutions, Inc. and President of Zona/Research since 1998. Dr. Stryker served as a Director of IntelliQuest Information Group Inc. from October 1997 to March 1998. From 1991 to 1997, he was President of each of MkIS User Forum and Information Technology Forum, companies providing marketing information, consulting and service products to executives and technology companies. Dr. Stryker received a B.S. degree and a M.S. degree in Electrical Engineering and a Ph.D. in Computer Science from New York University.


Committees of the Board of Directors
     Audit Committee. The Audit Committee, composed of Messrs. Ammon, Rivkin and Barry, who qualify as outside directors under Section 162(m) of the Code and as non-employee directors under Rule 16b-3(c) of the Exchange Act, does the following:

     o makes recommendations concerning the engagement of independent public accountants;

     o reviews with the independent public accountants the plans and results of the audit engagement;

     o approves professional services provided by the independent public accountants;

     o reviews the independence of the independent public accountants;

     o considers the range of audit and non-audit fees; and

     o reviews the adequacy of our internal accounting controls.

     Compensation Committee. The compensation committee, composed of Messrs. Moore, Rivkin and Stryker, does the following:

     o approves the salaries and other benefits of our executive officers and administers any of our non-stock based bonus or incentive compensation plans, excluding any cash awards intended to qualify for the exception for performance-based compensation under Section 162(m) of the Code; and

     o consults with management regarding our pension and other benefit plans, and compensation policies and practices.

     Stock Option Committee. The stock option committee, composed of Messrs. Ammon, Rivkin and Barry, directors who qualify as outside directors under
Section 162(m) of the Code and as non-employee directors under Rule 16b-3(c) of the Exchange Act, does the following:

     o administers our stock-based incentive plans, including the 1998 Stock Incentive Plan; and

     o grants any cash awards intended to qualify for the exception for performance-based compensation under Section 162(m) of the Code.


Compensation Committee Interlocks and Insider Participation
     The current members of the Compensation Committee are Jack L. Rivkin, David J. Moore and Charles W. Stryker. Each of Messrs. Rivkin and Stryker are independent, outside directors of 24/7 Media. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.


Compensation of Directors
     Directors do not receive salaries or cash fees for serving as directors or for serving on committees. All members of the Board of Directors who are not employees or consultants are reimbursed for their expenses for each meeting attended and are eligible to receive stock options pursuant to our 1998 Stock Incentive Plan. Under our 1998 Stock Incentive Plan, each existing non-employee director has been granted a non-qualified option to purchase 18,750 shares of common stock at the fair market value on the date of grant, and each new non-employee director will be granted a non-qualified option to purchase 18,750 shares of common stock at the fair market value on the date of grant. Upon the date of each annual stockholders' meeting, each existing non-employee director shall be granted a non-qualified option to purchase 4,688 shares of common stock, or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting. All options granted to non-employee directors will vest at the rate of 25% on each of the first four anniversaries of the date of grant, assuming the non-employee director is a director on those dates, and all such options generally will be exercisable for a period of ten years from the date of grant. Upon a change of control, all unvested options which have not yet expired will automatically become 100% vested.


Management
     The following table provides information concerning our executive officers:

       Name           Age                 Position and Offices
------------------   -----   ----------------------------------------------
David J. Moore        46     President and Chief Executive Officer
                             and a Director
Jacob I. Friesel      49     Executive Vice President--Sales and Marketing
                             and a Director
C. Andrew Johns       39     Executive Vice President, Treasurer and
                             Chief Financial Officer

Executive Officers Who Are Not Directors
     C. Andrew Johns has been our Executive Vice President, Treasurer and Chief Financial Officer since April 1998. From 1996 to 1998, he was co-founder and Managing Director of Manufacturers Renaissance Network, Inc., which provides strategic consulting and investment banking services to small and medium-sized businesses. From 1990 to 1996, Mr. Johns was President and owner of Strathmore Hill Associates, Inc., an investment banking and strategic consulting firm. Mr. Johns received a M.B.A. degree from Stanford University Graduate School of Business and a B.S. degree in Commerce from The University of Virginia. Mr. Johns is a Chartered Financial Analyst.


Executive Compensation and Employment Agreements
     We have entered into employment agreements with our executive officers providing for annual compensation in excess of $100,000. The material terms of such employment agreements generally are as follows:

     o the employment term runs through December 31, 1999, except as stated below and is automatically renewable for successive one-year terms unless either party gives written notice to the other at least six months prior to the expiration of the then employment term;

     o during the employment term and thereafter, we will indemnify the executive to the fullest extent permitted by law, in connection with any claim against such executive as a result of such executive serving as one of our officers or directors or in any capacity at our request in or with regard to any other entity, employee benefit plan or enterprise;

     o any dispute or controversy arising under or in connection with the employment agreement (other than injunctive relief) shall be settled exclusively by arbitration;

     o we may terminate the agreement at any time with or without cause (as defined in the agreement) and, if an executive is terminated without cause (including our giving notice of non-renewal), he will receive sev-erance pay in an amount generally equal to six months' base salary and bonus, plus continued medical benefits for a period equal to the severance period as well as acceleration of outstanding options; and

     o if termination is the result of the executive's death or disability, we will pay to the executive or his estate an amount generally equal to six months' base salary at his then current rate of pay (reduced in the case of disability by his long-term disability policy payments).

     The agreement of David J. Moore extends through January 1, 2001. Mr. Moore's agreement provides for an annual base salary of $225,000 and a target bonus of $300,000 and $325,000 for 1999, and 2000, respectively. Mr. Moore was also awarded 56,250 shares of restricted stock that vest over three years. If we terminate Mr. Moore without cause, he is entitled to receive severance pay in an amount equal to two times base salary, plus the maximum bonus for which he is eligible during the fiscal year of termination.

     The agreements of our other executive officers provide for base salaries between $150,000 and $180,250 and target incentives, based on attainment of corporate goals, between $90,000 and $131,250.

     On December 11, 1998, we entered into a severance agreement with Yale R. Brown, our former director and Executive Vice President, under which Mr. Brown resigned as an officer and director. We agreed to pay Mr. Brown the sum of $140,000 as severance, including attorneys' fees, and we exchanged mutual releases of substantially all claims arising out of his employment.


Summary of Cash and Certain Other Compensation

     The following table provides information about the compensation paid or payable by us for services rendered in all capacities to our Chief Executive Officer and our other executive officers who earned more than $100,000 for 1998.


                                           Annual                                 Long Term
                                        Compensation                            Compensation
                       -----------------------------------------------   ---------------------------
                                                             Other        Restricted     Securities         All
      Name and                                              Annual           Stock       Underlying        Other
 Principal Position         Salary           Bonus       Compensation      Award(s)        Options      Compensation
--------------------   ----------------   -----------   --------------   ------------   ------------   -------------
David J. Moore             $259,137        $343,750           $0            56,250              0            $0
 President and
 Chief Executive
 Officer
C. Andrew Johns             105,192(1)       66,706            0                 0         62,500             0
 Chief Financial
 Officer
Jacob I. Friesel            153,125(2)      150,391            0                 0              0             0
 Executive Vice
 President
Yale R. Brown               255,202(3)       13,923            0                 0              0             0
 Former Executive
 Vice President

----------
(1) Mr. Johns commenced his employment with us on April 17, 1998.
(2) Mr. Friesel commenced his employment with us on February 24, 1998.
(3) Mr. Brown commenced his employment with us on April 13, 1998 and terminated his employment on December 11, 1998. Amounts include all payments, totaling approximately $140,000, to be made pursuant to a severance agreement.

Stock Options
     The following table contains information concerning the grant of options under our 1998 Stock Incentive Plan to each of our executive officers during the year ended December 31, 1998. We did not grant any stock appreciation rights in 1998.

                       Option Grants in Last Fiscal Year

                            Individual Grants
                    ----------------------------------
                                         Percent of
                       Number of            Total                                            Potential Realizable
                       Securities          Options                                             Value at Assumed
                       Underlying        Granted to                                             Annual Rates of
                        Options         Employees in      Exercise Price     Expiration       Stock Appreciation
       Name          Granted(#)(1)     Fiscal Year(2)        ($/Share)         Date(3)          for Option Term
-----------------   ---------------   ----------------   ----------------   ------------   -------------------------
                                                                                                5%           10%
                                                                                           -----------   -----------
C. Andrew Johns         62,500               4.3%             $ 4.00          3/25/08       $157,224      $398,436

----------
(1) All options granted in 1998 were granted pursuant to the 1998 stock incentive plan. The grant to Mr. Johns is exercisable in annual increments of 25% of the total grant, beginning on the first anniversary of the date of grant. All options were granted at the fair market value of common stock on the effective date of grant.
(2) The total number of options granted to directors and employees in 1998 was 1,455,645.
(3) Each option may be subject to earlier termination if the officer's employment with us is terminated.

     The following table provides information for each of our executive officers with respect to the value of options exercised during the year ended December 31, 1998 and the value of outstanding and unexercised options held as of December 31, 1998. There were no stock appreciation rights exercised during 1998 and none were outstanding as of December 31, 1998.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-end Option Values


                                                      Number of Securities
                                                           Underlying                   Value of Unexercised
                                                       Unexercised Options              In-the-Money Options
                                                      at December 31, 1998            at December 31, 1998(1)
                                                 -------------------------------   ------------------------------
                        Shares
                       Acquired        Value
       Name          on Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
-----------------   -------------   ----------   -------------   ---------------   -------------   --------------
C. Andrew Johns              --        $  --          0              62,500              $0          $1,500,000

----------
(1) Represents the difference between the closing market price of the common stock as reported by Nasdaq on December 31, 1998 of $28.00 per share and the exercise price per share of in-the-money options multiplied by the number of shares underlying the in-the-money options.


Compliance with Section 16(a) of the Securities Exchange Act of 1934
     Under the securities laws of the United States, our directors, executive officers, and any persons holding more than 10 percent of our common stock are required to report their ownership of common stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Based on material provided to us, all such required reports were filed on a timely basis in 1998.

Security Ownership of Certain Beneficial Owners and Management
     The table below sets forth the beneficial ownership of our Common Stock as of May 4, 1999 by (i) each director, (ii) each of our named executive officers
(iii) all directors and executive officers as a group, and (iv) all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock.

Beneficial Owner                      Number of Shares     Percentage(1)
----------------------------------   ------------------   --------------
Executive Officers and Directors:
David J. Moore(2)(3)                        904,843             4.5%
R. Theodore Ammon(4)                      1,756,391             8.3
Jacob I. Friesel(2)(5)                      708,371             3.5
C. Andrew Johns(2)(6)                        27,000               *
John F. Barry III(7)                      1,755,391             8.3
Jack I. Rivkin(8)                         2,581,228            12.3
Arnie Semsky(2)                                   0               *
Charles W. Stryker(9)                             0               *
All directors and officers as a
 group (8 persons)                        7,733,224            33.9

----------
*Represents less than 1% of the outstanding common stock.

(1) Applicable percentage ownership is based on 20,169,776 shares of Common Stock outstanding as of May 4, 1999. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws, where applicable. Shares of Common Stock subject to options or warrants that are exercisable within 60 days of May 4, 1999 and beneficially owned by the person holding such options and warrants are treated as outstanding for the purpose of computing the percentage ownership for such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) The address of Messrs. Moore, Friesel, Johns and Semsky is c/o 24/7 Media, Inc., 1250 Broadway, New York, New York 10001.
(3) Includes 37,500 unvested shares of Common Stock issued pursuant to the 1998 Stock Incentive Plan and subject to forfeiture pursuant thereto. Includes 244,505 shares held by a family trust and other trusts held for the benefit of family members, beneficial ownership of which is disclaimed by Mr. Moore. Mr. Moore's wife is the trustee of each such trust.
(4) Represents 875,351 shares, 4,688 vested stock options, Class A warrants to purchase 437,676 shares and Class B warrants to purchase 437,676 shares held by Big Flower Digital Services, Inc., an indirect subsidiary of Big Flower Holdings, Inc. Mr. Ammon is the Chairman of the board of directors of Big Flower Holdings, Inc. Mr. Ammon owns 1,000 shares of our common stock in his individual capacity and expressly disclaims beneficial ownership of the shares held by Big Flower Digital Services, Inc. The address of each of these entities is c/o Big Flower Holdings, Inc., 3 East 54th Street, New York, New York 10022.
(5) Includes 262,360 shares held by a family trust, beneficial ownership of which is disclaimed by Mr. Friesel.
(6) Includes 2,000 shares held by family members, options to acquire 15,625 shares and Class C warrants to purchase 9,375 shares.
(7) Represents 656,513 shares, Class A warrants to purchase 328,257 shares and Class B warrants to purchase 328,257 shares held by Prospect Street NYC Discovery Fund, L.P. and 218,838 shares, Class A warrants to purchase 109,419 shares and Class B warrants to purchase 109,419 shares held by Prospect Street NYC Co-Investment Fund, L.P. and 4,688 vested stock options held by Mr. Barrry individually. Mr. Barry is one of our directors and is the Managing General Partner of Prospect Street NYC Discovery Fund, L.P. Mr. Barry does not own any shares of our common stock in his individual capacity and expressly disclaims beneficial ownership of the shares held by Prospect Street NYC Discovery Fund, L.P. and Prospect Street NYC Co-Investment Fund, L.P. The address of each of these entities is c/o Prospect Street Ventures, 10 East 40th St., 44th floor, New York, New York 10016.
(8) Represents 1,666,829 shares, 4,688 vested stock options, Class A warrants to purchase 437,676 shares and Class B warrants to purchase 437,676 shares held by The Travelers Insurance Company, and 34,359 shares held by The Travelers Indemnity Company. Mr. Rivkin is one of our directors and is Senior Vice President of Travelers Investment Group Inc., an affiliate of The Travelers Insurance Company and The Travelers Indemnity Company. Mr. Rivkin does not own any shares of our common stock in his individual capacity and expressly disclaims beneficial ownership of the shares held by The Travelers Insurance Company and The Travelers Indemnity

    Company. The address of each of these entities is c/o Travelers Group Inc., 388 Greenwich Street, 36th floor, New York, New York 10013. None of Travelers Investment Group Inc., The Travelers Insurance Company, The Travelers Indemnity Company or their respective affiliates has assumed or has any responsibility for our management, business or operations, or for the statements contained in this proxy, other than the limited information regarding securities ownership contained in this table.
(9) The address of Mr. Stryker is c/o IntelliQuest Information Systems, Inc., 380 Interstate North Parkway, Suite 310, Atlanta, Georgia 30339.


                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS
     The Compensation Committee determines our executive compensation policies. The Compensation Committee determines the compensation of our executive officers and other individuals compensated by us. The Compensation Committee also approves and oversees the administration of our incentive compensation programs for all employees including executive officers. The Compensation Committee has reviewed and is in accord with the compensation paid to our executive officers in 1998.


Compensation Policies and Programs
     The Company's compensation program is part of a company-wide program covering all employees. The program's goals are to attract, retain, and motivate employees, and we utilize incentives such that employees and stockholders share the same risks. The compensation program is designed to link each employee's compensation to the performance of 24/7 Media. A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, business unit, and individual goals.

     Grants of stock options are of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

     Executive and employee compensation includes salary, employment-related benefits, and long-term incentive compensation:

     Salary. Salaries are set competitively relative to comparable positions within and without the Internet advertising industry. Individual experience and performance is considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual and company goals.

     Benefits. All employees are eligible for similar benefits, such as health and life insurance.

     Long-Term Incentive Compensation. An incentive compensation program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit, and individual goals. The incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with 24/7 Media.

                       Members of the Compensation Committee:


                       Jack L. Rivkin, Chairman
                       David J. Moore
                       Charles W. Stryker

                               PERFORMANCE GRAPH
     Set forth below is a graph comparing the four-month percentage change in our cumulative stockholder return on our Common Stock from August 13, 1998 (the date of the initial public offering) to the last day of our last completed fiscal year. The cumulative stockholder return is measured by dividing:

   o the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the excess of our share price as of the end of the measurement period over the price at the beginning of the measurement period, by

     o the share price at the beginning of the measurement period.

The cumulative total return on our Common Stock is compared with the Nasdaq Stock Market (U.S.) Index and a self-constructed peer group index.


               COMPARISON OF FOUR-MONTH CUMULATIVE TOTAL RETURN*
            AMONG 24/7 MEDIA, INC., THE NASDAQ STOCK MARKET (U.S.)
                           INDEX AND A PEER GROUP(1)

                                   8/13/95                      12/31/98
                                   -------                      --------
247 Media                           $100                        $200.00
Nasdaq Stock Market (U.S.) Index     100                         121.64
Peer Group                           100                         127.05

----------
* Assumes $100 invested on 8/13/98 (including reinvestment of dividends).

(1) Peer Group includes the following companies: DoubleClick Inc., CNet, Inc., Infoseek Corp., Lycos, Inc., NetGravity, Inc. and Sportsline USA, Inc.

                                 PROPOSAL TWO:
                               AMENDMENT OF THE
                           1998 STOCK INCENTIVE PLAN

     The stockholders of 24/7 Media are asked to approve amendments to our 1998 Stock Incentive Plan. The amendments will make certain technical alterations and will:

     o increase the aggregate number of shares of Common Stock subject to awards under the Plan from 3,000,000 shares to 5,750,000;

     o increase the maximum number of shares of Common Stock subject to any option which may be granted under the Plan to any participant from 187,500 shares to 250,000 shares, and increase the maximum number of shares of Common Stock subject to any stock appreciation right which may be granted under the Plan to any participant from 187,500 shares to 250,000 shares;

     o permit us to grant awards, in our sole discretion, to individuals who become employed by us or any of our affiliates as a result of a merger or consolidation, as a conversion from, and replacement of, comparable awards held by such individuals from the prior employer, and to the extent of such substitution, to increase the maximum number of shares of Common Stock which may be issued or used for reference under the Plan, except with respect to incentive stock options ("ISOs").

     The affirmative vote of the holders of at least a majority of the outstanding shares of our Common Stock present and entitled to vote at the annual meeting is required to approve the amendments to the Plan.

     OUR BOARD RECOMMENDS THAT YOU, AS STOCKHOLDERS, VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE 1998 STOCK INCENTIVE PLAN.

Background of the Proposal to Amend the 1998 Stock Incentive Plan
     The Plan was adopted by the Board of Directors on March 10, 1998. The Incentive Plan was amended on May 28, 1998 and June 30, 1998 with the approval of our Board of Directors and stockholders. The Plan was originally established for the benefit of our stockholders by enabling us (i) to offer stock based incentives to our employees, our affiliates (as defined in the Plan) and our consultants, thereby creating a means to raise the level of ownership in our common stock by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and stockholders and (ii) to grant nondiscretionary, nonqualified stock options to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and stockholders. Our Board has approved and recommends the approval of the said amendments to the Plan.


Summary of the 1998 Stock Incentive Plan (including the proposed amendments)
     The following is a brief summary of the principal provisions of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated 1998 Stock Incentive Plan set forth in Exhibit A hereto.

     Background; Purpose; Eligibility. The Plan is intended to foster stock ownership by employees and directors and thereby attract, retain and reward such employees and directors. All of our employees, consultants and non-employee directors that satisfy requirements are eligible to be granted awards under the Plan.

     Administration. The Plan may be administered and interpreted by a committee or subcommittee of the Board appointed from time to time by the Board, which may consist of two or more non-employee directors, each of whom is intended to be a non-employee director as defined in Rule 16b-3 under the Exchange Act ("Rule 16b-3") and an outside director as defined under Section 162(m) of the Code (the "Committee"). If no Committee exists which has the authority to administer the Plan, the functions of the Committee will be exercised by the Board.

     The Committee has full authority to administer and interpret the Plan (except that with respect to awards to non-employee directors, the Plan will be administered by the Board), to grant discretionary awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award, to prescribe the form or forms of instruments evidencing awards and to make all other determinations in connection with the Plan and the awards thereunder as the Committee (or the Board, in the case of non-employee directors' awards), in its sole discretion, deems necessary or desirable.

     The terms and conditions of individual awards are set forth in written agreements which are consistent with the terms of the Plan. Awards under the Plan may not be made on or after February 13, 2008.

     Eligibility and Types of Awards. All of our employees, directors, affiliates and consultants are eligible to be granted nonqualified stock options, stock appreciation rights and restricted stock. In addition, our employees and our affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted ISOs under the Plan. Our non-employee directors are eligible to receive nondiscretionary grants of nonqualified stock options.

     Available Shares. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Plan or with respect to which awards other than ISOs may be granted may not exceed 5,750,000 shares, which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of 24/7 Media.

     The maximum number of shares of Common Stock with respect to which any option may be granted under the Plan during any fiscal year to any individual will be 250,000 shares. The maximum number of shares of Common Stock with respect to which any stock appreciation right may be granted under the Plan during any fiscal year to any individual will be 250,000 shares.

     The number of shares of Common Stock available for the grant of awards and the exercise price of an award may be adjusted to reflect any change in our capital structure or business by reason of certain corporate transactions or events.

     Awards Under the Plan. The following types of awards are available under the Plan:
     Stock Options. The Committee may grant nonqualified stock options and ISOs to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an ISO granted to a 10% shareholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No ISO or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a 10% shareholder, 110% of fair market value).

     Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion.

     Stock Appreciation Rights. The Committee may grant stock appreciation rights ("SARs") either with a stock option which may be exercised only at such times and to the extent the related option is exercisable ("Tandem SAR") or independent of a stock option ("Non-Tandem SARs"). A SAR is a right to receive a payment either in cash or common stock, as the Committee may determine, equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by a SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

     Restricted Stock. The Committee may award shares of restricted stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock agreement. The payment of dividends, if any, shall, unless the Committee specifies otherwise at the time of the award, be deferred until the expiration of the applicable restriction period.

     Recipients of restricted stock are required to enter into a restricted stock agreement with us which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service and such other factors as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions at any time.

     Change in Control. Unless determined otherwise by the Committee at the time of grant, accelerated vesting and lapsing of any restrictions will occur and any unvested awards will automatically become 100% vested upon a change in control (as defined in the Plan) of 24/7 Media. The Committee may, in its sole discretion, provide for accelerated vesting of an award at any time. The Committee may also, in its sole discretion, provide for accelerated vesting of an award upon a termination during the 180 day period prior to a Change in Control.

     Non-Employee Director Stock Option Grants. The Plan authorizes the automatic grant of nonqualified stock options to each non-employee director, without further action by the Board or the stockholders, as follows: (i) options to purchase 18,750 shares of Common Stock will be granted to each non-employee director as of the date he or she begins service as a non-employee director on the Board (an "Initial Grant"); and (ii) options to purchase 4,688 shares of Common Stock (or a pro rata portion for less than a full year of service) will be granted to each non-employee director upon the date of each annual meeting of stockholders (an "Annual Grant"). The exercise price per share of such options will be the fair market value of the Common Stock at the time of grant or the par value of the Common Stock, whichever is greater. The term of each such option will be 10 years. Options granted to non-employee directors pursuant to an Initial Grant will vest and become exercisable at the rate of 25% of the options granted, as of each anniversary of the date of grant. Options granted pursuant to an Annual Grant will become vested in full on the date of the fourth Annual Meeting of Stockholders held following the date of the grant, provided that the non-employer director is a director on the Board on that date. All options granted to non-employee directors and not previously exercisable will become fully exercisable immediately upon a change in control.

     Amendment and Termination. Notwithstanding any other provision of the Plan, the Board may at any time amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such participant and, provided further, without the approval of our stockholders in accordance with the laws of the State of Delaware, to the extent required under Section 162(m) of the Code, or to the extent applicable to ISOs, Section 422 of the Code, no amendment may be made which would: (i) increase the aggregate number of shares of Common Stock that may be issued;
(ii) increase the maximum individual participant share limitations for a fiscal year; (iii) change the classification of employees or consultants eligible to receive awards; (iv) decrease the minimum exercise price of any stock option or SAR; (v) extend the maximum option term; (vi) change rights under the Plan with regard to non-employee directors; or (vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of
Section 162(m) of the Code or, to the extent applicable to ISOs, Section 422 of the Code.

     Miscellaneous. Awards granted under the Plan are generally nontransferable, except that the Committee may provide for the transferability of nonqualified stock options (other than those granted to non-employee directors) at the time of grant or thereafter. Stock options granted to non-employee directors are transferable solely to such non-employee director's principal employer (other than us or our affiliate if the director should become employed by us or our affiliate) at the time of grant if the terms of such non-employee director's employment so require.

     Certain U.S. Federal Income Tax Consequences. The rules concerning the Federal income tax consequences with respect to options granted and to be granted pursuant to the Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the Federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

     Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an ISO and we will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an ISO (determined at the time of exercise) over the exercise price of the ISO will be considered income. If the recipient does not sell the Common Stock received pursuant to the exercise of the ISO within either (i) two years after the date of the grant of the ISO or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to 24/7 Media. Capital gains rates may be reduced in the case of a longer holding period.

     If the recipient disposes of the Common Stock acquired upon exercise of the ISO within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, we generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

     Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and we will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

     All Options. With regard to both ISOs and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their nonqualified stock options, (ii) any entitlement to a tax deduction on the part of 24/7 Media is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change of control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

     In general, Section 162(m) of the Code denies a publicly held corporation a deduction for Federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other executive officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of the plan under which the options are granted is approved by shareholders and is administered by a compensation committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options.

                                PROPOSAL THREE:

                             INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, our Board of Directors has appointed KPMG LLP, independent certified public accountants, to audit the books and records of 24/7 Media for the fiscal year ending December 31, 1999. A majority of the votes of the outstanding shares of our Common Stock is required to ratify the appointment of the independent auditors.

     Representatives of KPMG LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

     OUR BOARD RECOMMENDS THAT YOU, AS STOCKHOLDERS, VOTE "FOR" THE RATIFICATION OF KPMG LLP AS INDEPENDENT CERTIFIED ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999.



                             STOCKHOLDER PROPOSALS
     Stockholders of 24/7 Media wishing to include proposals in the proxy material in relation to our annual meeting to be held in 2000 must submit the same in writing so as to be received by the Secretary of 24/7 Media at the executive office of 24/7 Media on or before April 9, 2000. However, if we determine to change the date of the 2000 annual meeting more than 30 days from June 8, 2000, we will provide you with a reasonable time before we begin to print and mail our proxy materials for the 2000 annual meeting in order to allow our stockholders an opportunity to make proposals in accordance with the rules and regulations of the Securities and Exchange Commission. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.



                                 OTHER MATTERS
     We know of no other matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the annual meeting, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.





                       By order of the Board of Directors,

                       /s/ DAVID J. MOORE

                       DAVID J. MOORE
                       President and Chief Executive Officer

May 10, 1999



STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                       EXHIBIT A





















                                24/7 MEDIA, INC.
                           1998 STOCK INCENTIVE PLAN


                  As Amended and Restated as of July 20, 1998
                                and as further
                    Amended and Restated as of June 8, 1999

                              TABLE OF CONTENTS


                                                                     Page
ARTICLE I      PURPOSE ............................................    1
ARTICLE II     DEFINITIONS ........................................    1
ARTICLE III    ADMINISTRATION .....................................    4
ARTICLE IV     SHARE AND OTHER LIMITATIONS ........................    6
ARTICLE V      ELIGIBILITY ........................................    8
ARTICLE VI     STOCK OPTION GRANTS ................................    8
ARTICLE VII    RESTRICTED STOCK AWARDS ............................   10
ARTICLE VIII   STOCK APPRECIATION RIGHTS ..........................   11
ARTICLE IX     NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS ..........   14
ARTICLE X      NON-TRANSFERABILITY ................................   15
ARTICLE XI     CHANGE IN CONTROL PROVISIONS .......................   15
ARTICLE XII    TERMINATION OR AMENDMENT OF THE PLAN ...............   16
ARTICLE XIII   UNFUNDED PLAN ......................................   17
ARTICLE XIV    GENERAL PROVISIONS .................................   17
ARTICLE XV     TERM OF PLAN .......................................   18
ARTICLE XVI    NAME OF PLAN .......................................   19

                                24/7 MEDIA, INC.
                           1998 STOCK INCENTIVE PLAN

                  As Amended and Restated as of July 20, 1998
                                and as further
                    Amended and Restated as of June 8, 1999


                                   ARTICLE I

                                    PURPOSE

     The purpose of this 24/7 Media, Inc. 1998 Stock Incentive Plan (the "Plan") is to enhance the profitability and value of 24/7 Media, Inc. (the "Company") for the benefit of its stockholders by enabling the Company (i) to offer employees and consultants of the Company and its Affiliates stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between employees or consultants and the Company's stockholders and (ii) to offer equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders. This Plan subsumed and replaced in its entirety the Amended and Restated 1995 Stock Option Plan (the "1995 Plan") adopted by the Company's Board of Directors, and subsequently adopted by the Company's stockholders at the Company's Annual Meeting of Stockholders on March 8, 1996, and all Options granted under the 1995 Plan continued to be outstanding Options under the Plan. The Plan was originally effective February 13, 1998. It was amended and restated effective July 20, 1998. The Plan is now again amended and restated in the form set forth herein to be effective upon approval by the Company's Board of Directors subject to the approval of the Company's stockholders within twelve (12) months of the effective date.


                                  ARTICLE II

                                  DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

     2.1 "Affiliate" shall mean, other than the Company, each of the following:
(i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

     2.2 "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Restricted Stock. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

     2.3 "Board" shall mean the Board of Directors of the Company.

     2.4 "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable state corporate law.

     2.5 "Change in Control" shall have the meaning set forth in Article XI.

     2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury regulation thereunder.

     2.7 "Committee" shall mean a committee of the Board that may be appointed from time to time by the Board. To the extent determined appropriate by the Board, or to the extent required under Rule 16b-3 and Section 162(m) of the Code, such committee shall consist of two or more non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or
Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. Notwithstanding the foregoing, with respect to the application of the Plan to non-employee directors, Committee shall mean the Board.

     2.8 "Common Stock" shall mean the Company's common stock, $.01 par value per share, of the Company.

     2.9 "Company" shall mean 24/7 Media, Inc., a Delaware corporation.

     2.10 "Consultant" shall mean any advisor or consultant to the Company or an Affiliate who is eligible pursuant to Article V to be granted Awards under this Plan.

     2.11 "Disability" shall mean total and permanent disability, as defined in
Section 22(e)(3) of the Code.

     2.12 "Effective Date" shall mean February 13, 1998. The amendments contained herein shall become effective upon approval by the Company's Board, subject to approval by the Company's stockholders, to the extent and in the manner provided by applicable law, within twelve (12) months of the effective date.

     2.13 "Eligible Employees" shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article V to be granted Awards under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employees shall mean the employees of the Company, its Subsidiaries and its Parents who are eligible pursuant to Article V to be granted Stock Options under the Plan.

     2.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.15 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date, or in the absence of reported sales on such date, the last reported sales price reported for the Common Stock prior to such date (on which there is a sale): (i) as reported by the principal national securities exchange in the United States on which it is then traded or the Nasdaq Stock Market, Inc., or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc. or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted or, in the case of a Stock Appreciation Right, the date a notice of exercise is received by the Committee or, if the sale of Common Stock shall not have been reported or quoted on such date, the first day prior thereto on which the sale of Common Stock was reported or quoted.

     2.16 "Good Reason" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "Good Reason" (or words of like import)), or where "Good Reason" is not otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination, or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "good reason" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "good reason" on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

     2.17 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     2.18 "Limited Stock Appreciation Right" shall mean an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 8.5 of this Plan.

     2.19 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

     2.20 "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.

     2.21 "Parent" shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

     2.22 "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees of, and Consultants to, the Company and its Affiliates and non-employee directors of the Company; provided, however, that non-employee directors shall be Participants for purposes of the Plan solely with respect to Awards of Stock Options pursuant to Article IX.

     2.23 "Restricted Stock" shall mean an award of shares of Common Stock under the Plan that is subject to restrictions under Article VII.

     2.24 "Restriction Period" shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

     2.25 "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy, shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company by a Participant who has attained (i) at least age sixty-five (65); or (ii) such earlier date after age fifty-five (55) as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

     2.26 "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

     2.27 "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

     2.28 "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VIII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a Stock Option.

     2.29 "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to
Article VI or non-employee directors pursuant to Article IX.

     2.30 "Subsidiary" shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

     2.31 "Ten Percent Stockholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries and/or its Parents in the manner provided under Section 422 of the Code.

     2.32 "Termination of Consultancy" shall mean, with respect to an individual, that the individual is no longer acting as a Consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.

     2.33 "Termination of Directorship" shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company.

     2.34 "Termination of Employment," except as provided in the next sentence, shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. The Committee may otherwise define Termination of Employment in the Option grant or, if no rights of the Participant are reduced, may otherwise define Termination of Employment thereafter, including, but not limited to, defining Termination of Employment with regard to entities controlling, under common control with or controlled by the Company rather than just the Company and its Affiliates and/or entities that provide substantial services to the Company or its Affiliates to which the Participant has transferred directly from the Company or its Affiliates at the request of the Company.

     2.35 "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.


                                  ARTICLE III

                                ADMINISTRATION

     3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

     3.2 Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, (i) Stock Options, (ii) Stock Appreciation Rights, both Tandem and Non-Tandem and (iii) Restricted Stock to Eligible Employees and Consultants. Stock Options may be granted to non-employee directors of the Company pursuant to Article IX. In particular, the Committee shall have the authority:

      (a) to select the Eligible Employees and Consultants to whom Stock Options, Stock Appreciation Rights and Restricted Stock may from time to time be granted hereunder;

      (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder to one or more Eligible Employees or Consultants;

      (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant granted hereunder;

      (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

      (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Subsection 6.3(d) or, with respect to Stock Options granted to non-employee directors, Section 9.4(c);

      (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees and Consultants in order to exercise Options under the Plan;

      (g) to modify, extend or renew a Stock Option, subject to Article XII hereof, provided, however, that if a Stock Option is modified, extended or renewed and thereby deemed to be the issuance of a new Stock Option under the Code or the applicable accounting rules, the exercise price of such Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

      (h) to determine whether a Stock Option is an Incentive Stock Option or NonQualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;

      (i) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

      (j) to determine whether a Stock Appreciation Right is Tandem or Non-
    Tandem;

      (k) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

      (l) to grant Awards under the Plan as a conversion from, and replacement of, comparable stock options, stock appreciation rights or restricted stock held by employees of another entity who become Eligible Employees of, or Consultants to, the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that replacement Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, including, without limitation, that Non-Qualified Stock Options shall be granted in lieu of Incentive Stock Options.

     3.3 Guidelines. Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the taxes of, countries other than the United States to comply with applicable tax and securities laws. If ,or to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

     3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it.

     3.5 Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

     3.6 Procedures. If the Committee is appointed, the Board may designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

   3.7 Designation of Consultants--Liability.

      (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

      (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or

    Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                  ARTICLE IV

                          SHARE AND OTHER LIMITATIONS

   4.1 Shares.

      (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which other Awards may be granted shall not exceed 5,750,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. In determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for the exercise price or for withholding taxes, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for full or partial payment for the exercise price or for withholding taxes, the number of shares of Common Stock delivered, exchanged or reduced shall again be available for purposes of Awards under this Plan.

      In the event Awards are granted to employees or Consultants pursuant to
    Section 3.2(l), the aggregate number of shares of Common Stock available under the Plan for Awards other than Incentive Stock Options shall be increased by the number of shares of Common Stock which may be issued or used for reference with respect to those Awards granted pursuant to
    Section 3.2(l). The maximum number of shares of Common Stock which may be issued under this Plan with respect to Incentive Stock Options shall not be increased (subject to any increase or decrease pursuant to Section 4.2).

      (b) Individual Participant Limitations.

          (i) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan to each Participant shall not exceed 250,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company.

          (ii) There are no annual individual Participant limitations on Restricted Stock.

          (iii)The maximum number of shares of Common Stock subject to any Stock Appreciation Right which may be granted under this Plan to each Participant shall not exceed 250,000 shares (subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company. If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Participant's individual share limitations for both Stock Appreciation Rights and Options.

          (iv) The individual Participant limitations set forth in this
               Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

   4.2 Changes.

      (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

      (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

      (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

      (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

      (e) If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

     4.3 Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE V

                                  ELIGIBILITY

     5.1 All employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock under this Plan. All employees of the Company, its Subsidiaries and its Parents are eligible to be granted Incentive Stock Options under the Plan. Eligibility under this Plan shall be determined by the Committee.

     5.2 Non-employee directors of the Company are only eligible to receive an Award of Stock Options in accordance with Article IX of the Plan.

                                  ARTICLE VI

                              STOCK OPTION GRANTS

     6.1 Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code or (ii) a Non-Qualified Stock Option.

     6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate NonQualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) or to any Consultant shall be a Non-Qualified Stock Option.

     6.3 Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions, shall be subject to Section 3.2 hereof and the other provisions of this Plan, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

         (a) Option Price. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

         (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

         (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. To the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may be made as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company;

     (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, (iii) in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) or (iv) in the form of Restricted Stock; provided, however, that in each case, such payment is based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefor.

         (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or Parent exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or Parent at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not a Non-Qualified Stock Option.

         Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

         (f) Buy Out and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

         (g) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

         (h) Deferred Delivery of Common Shares. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

         (i) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

     6.4 Termination of Employment. The following rules apply with regard to Options upon the Termination of Employment or Termination of Consultancy of a
Participant:

         (a) Termination by Reason of Death. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

         (b) Termination by Reason of Disability. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

         (c) Termination by Reason of Retirement. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

         (d) Involuntary Termination Without Cause or Termination for Good Reason. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

         (e) Termination Without Good Reason. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

         (f) Other Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                  ARTICLE VII

                            RESTRICTED STOCK AWARDS

     7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

     7.2 Awards and Certificates. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the applicable agreement evidencing the Award (the "Restricted Stock Award Agreement") to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

         (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

         (b) Acceptance. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award Agreement and by paying whatever price (if any) the Committee has designated thereunder.

         (c) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

          "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 24/7 Media, Inc. (the "Company") 1998 Stock Incentive Plan, as Amended and Restated, and an Agreement entered into
        between the registered owner and the Company, dated     , 19  . Copies
        of such Plan and Agreement are on file at the principal office of the Company."

         (d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     7.3 Restrictions and Conditions on Restricted Stock Awards. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article X and the following restrictions and conditions:

         (a) Restriction Period; Vesting and Acceleration of Vesting. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

         (b) Rights as Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

         (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

     7.4 Termination of Employment or Termination of Consultancy for Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                 ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

     8.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

     8.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

         (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

         (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VIII.

         (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

         (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

         (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

     8.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

     8.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article X and the following:

         (a) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

         (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

         (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

         (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

     8.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon a Change in Control (to the extent provided in an Award agreement granting such Limited Stock Appreciation Rights) or the occurrence of such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount
(1) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

     8.6 Termination of Employment or Termination of Consultancy. The following rules apply with regard to Stock Appreciation Rights upon the Termination of Employment or Termination of Consultancy of a Participant:

         (a) Termination by Death. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

         (b) Termination by Reason of Disability. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.

         (c) Termination by Reason of Retirement. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such right, whichever period is the shorter; provided, however, that, if the Participant dies within such one (1) year period, any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or if no rights of the Participant are reduced, thereafter) from the date of such death or until the expiration of the stated term of such right, whichever period is the shorter.

         (d) Involuntary Termination Without Cause or Termination for Good Reason. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination or until the expiration of the stated term of such right, whichever period is shorter.

         (e) Termination Without Good Reason. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Appreciation Right held by such Participant, unless greater or lesser exercise rights are provided by the Committee at the time of grant or, if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Appreciation Right.

         (f) Other Termination. Unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Appreciation Right held by such Participant shall thereupon terminate or expire as of the date of termination, provided, that (unless the Committee determines a different period upon grant, or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination as provided in subsection (e) above, within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Appreciation Right held by the Participant at the time of the occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                  ARTICLE IX

                   NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

   9.1 Options. The terms of this Article IX shall apply only to Options granted to non-employee directors.

   9.2 Grants.

         (a) Initial Grant. Subject to the terms of the Plan, each non-employee director of the Company who, as of June 30, 1998, has not previously been granted Options under the Plan shall be granted Non-Qualified Stock Options to purchase 18,750 shares of Common Stock as of June 30, 1998, or, if later, as of the date the non-employee director begins service as a director on the Board.

         (b) Subsequent Grants. Upon the date of each Annual Meeting of Stockholders, each non-employee director shall be granted Non-Qualified Stock Options to purchase 4,688 shares of Common Stock (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). These options shall vest in full on the date of the fourth Annual Meeting of Stockholders held following the date of the grant, provided that the non-employer director is a director on the Board on that date.

     9.3 Non-Qualified Stock Options. Stock Options granted under this Article IX shall be Non-Qualified Stock Options.

     9.4 Terms of Options. Options granted under this Article shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Committee shall deem desirable:

         (a) Option Price. The purchase price per share of Common Stock deliverable upon the exercise of an Option granted pursuant to Section 9.2 shall be 100% of the Fair Market Value of such Common Stock at the time of the grant of the Option (the "Purchase Price"), or the par value of the Common Stock, whichever is greater.

         (b) Exercisability. Except as otherwise provided herein, twenty-five percent (25%) of any Option granted under Section 9.2(a) shall be exercisable on or after each of the four anniversaries following the date of grant.

         (c) Method for Exercise. A non-employee director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the non-employee director or a combination thereof or by such other method as approved by the Board.

         (d) Option Term. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

     9.5 Termination of Directorship. The following rules apply with regard to Options upon the Termination of Directorship:

         (a) Death, Disability or Otherwise Ceasing to be a Director Other than for Cause. Except as otherwise provided herein, upon the Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, for the remainder of the stated term of such Options.

         (b) Cause. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

         (c) Cancellation of Options. No Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

     9.6 Changes. The Awards to a non-employee director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 9.6, but shall not be subject to Section 4.2(d).

     9.7 If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each non-employee director at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

                                   ARTICLE X

                              NON-TRANSFERABILITY

     Except as provided in the last sentence of this Article X, no Stock Option or Stock Appreciation Right granted to an Employee or Consultant shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights granted to an Employee or Consultant shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. All Stock Options granted to non-employee directors shall be Transferable solely to such non-employee director's principal employer (other than the Company or an Affiliate) at the time of grant if the terms of such non-employee director's employment so require. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this
Article X is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

                                  ARTICLE XI

                         CHANGE IN CONTROL PROVISIONS

     11.1 Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, each Participant shall have the following benefits:

         (a) Unless otherwise provided in the applicable award agreement, all outstanding Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this
     Section 11.1, "Change in Control Price" shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

         (b) Unless otherwise provided in the applicable award agreement, the restrictions to which any shares of Restricted Stock of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

         (c) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award (other than a grant to a non-employee director pursuant to Article IX hereof), upon a Termination of Employment during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the "Pre-Change in Control Period" shall mean the one hundred eighty (180) day period prior to a Change in Control.

   11.2 Change in Control. A "Change in Control" shall be deemed to have occurred:

         (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

         (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

         (c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than forty percent (40%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

         (d) upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                  ARTICLE XII

                     TERMINATION OR AMENDMENT OF THE PLAN

     12.1 Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) except as permitted in Section 4.1(a), increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, Consultants, and non-employee directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum option period under Section 6.3; (vi) change any rights under the Plan with regard to non-employee directors; or
(vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, Section 162(m) of the Code, any applicable state law, or, with regard to Incentive Stock Options,
Section 422 of the Code.

In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                 ARTICLE XIII

                                 UNFUNDED PLAN

     This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XIV

                              GENERAL PROVISIONS

     14.1 Legend. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

     All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     14.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     14.3 No Right to Employment/Directorshi. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

     14.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.

     The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

   14.5 Listing and Other Conditions.

         (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

         (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

         (c) Upon termination of any period of suspension under this Section 14.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     14.6 Governing Law. This Plan shall be governed and construed in accordance with the laws of the state of incorporation of the Company (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

     14.7 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, the Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3 and
Section 162(m) of the Code; however, noncompliance with Rule 16b-3 or Section 162(m) of the Code shall have no impact on the effectiveness of a Stock Option granted under the Plan.

     14.8 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

     14.9 Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

     14.10 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     14.11 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

     14.12 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

     14.13 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

     14.14 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                  ARTICLE XV

                                 TERM OF PLAN

     No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XVI

                                 NAME OF PLAN

   This Plan shall be known as the 24/7 Media, Inc. 1998 Stock Incentive Plan.

                                [FORM OF PROXY]

                                24/7 MEDIA, INC.

                                     PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of 24/7 Media, Inc. hereby appoints David J. Moore, C. Andrew Johns and Mark E. Moran, and each of them, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of 24/7 Media, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Proskauer Rose LLP, 26th floor, 1585 Broadway, New York, New York 10036 on Tuesday, June 8, 1999, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                         (To be Signed on Reverse Side)

                                        24/7 MEDIA, INC.
                                        P.O. BOX 11401
                                        NEW YORK, NEW YORK 10203-0401

                                             See Reverse

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2), AND (3).

1.   ELECTION OF DIRECTORS

     FOR all nominees listed below [_]

     WITHHOLD AUTHORITY to vote for all nominees listed below [_]

     EXCEPTIONS [_]

     Nominees: David J. Moore, R. Theodore Ammon, Jacob I. Friesel (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name on the space provided below.)

          -----------------------------

2. PROPOSAL TO APPROVE THE AMENDMENTS TO THE 24/7 MEDIA, INC. 1998 STOCK INCENTIVE PLAN.

          [_] FOR   [_] AGAINST    [_] ABSTAIN

3. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF 24/7 MEDIA, INC.

          [_] FOR   [_] AGAINST    [_] ABSTAIN

4. In their discretion upon such other matters as may properly come before the meeting.

          I will attend the meeting. [_]     I will not attend the meeting. [_]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                             Date
     ---------------------------------------      --------------
          Signature
                                             Date
     ---------------------------------------      --------------
     Signature if held jointly

     Votes must be indicated in Black or Blue ink.

Please return promptly in the enclosed postage-paid envelope.